UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2009

(Date of earliest event reported)

MF Global Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

________________________________________ (441) 295-5950_________________________________________

(Registrant's Telephone Number, Including Area Code)

________________________________________ Not applicable_________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MF Global Ltd. (the "Company") has accepted the resignation of Mr. Simon P. Healy, effective as of January 30, 2009, from his position as the Company's chief executive officer of European operations. On an interim basis, Mr. Laurence O'Connell, chief executive officer of Asia-Pacific operations, and Mr. Karel Harbour, chief operating officer, will assume and share the additional responsibilities with respect to the Company's European operations. The Company is treating Mr. Healy's resignation as voluntary with no termination-related payments due to Mr. Healy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MF GLOBAL LTD.
Date: January 30, 2009	By:	/s/ Howard Schneider
Howard Schneider General Counsel